UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2021

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd.
Office Number 2
Pineapple Business Park
Airport Industrial Park
P.O. Box N-624
Nassau, Island of New Providence, Commonwealth of The Bahamas
(Address of principal executive offices)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

As previously reported in the Current Report on Form 8-K filed by OneSpaWorld Holdings Limited (the “Company”) with the Securities and Exchange Commission on November 3, 2021 (the “Initial Form 8-K”), the Company issued a press release on November 3, 2021 announcing the Company’s financial results for the third quarter ended September 30, 2021. A copy of the press release was attached to the Initial Form 8-K as Exhibit 99.1.

As discussed in the press release, the Company held a conference call and webcast on November 3, 2021 to discuss its financial results for the third quarter ended September 30, 2021. A transcript of the conference call and webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

As noted above, the Company held a conference call and webcast on November 3, 2021 to discuss the Company’s financial results for the third quarter ended September 30, 2021. A transcript of the conference call and webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

***

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Transcript of conference call of OneSpaWorld Holdings Limited, dated November 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of conference call of OneSpaWorld Holdings Limited, dated November 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: November 5, 2021	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Operating Officer and Chief Financial Officer